EXHIBIT 10.28

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement” or the “Purchase Agreement”), between Alternus Energy Inc. (“ALTN” or the “Company”), a corporation formed under the laws of the State of Nevada, and the subscriber listed on the signature page hereof (the “Subscriber”), made as of the date set forth by ALTN opposite its signature on the signature page hereof.

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) and/or 4(6) of the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”), and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (the “Commission”), the Company desires to issue and sell to the Subscriber, and the Subscriber desires to purchase from the Company, securities of the Company as more fully described in this Agreement (the “Offering”). Execution of this Subscription Agreement by the Subscriber shall constitute an offer by the Subscriber to purchase the securities on the terms and conditions specified herein.

WHEREAS, the Subscriber desires to purchase from ALTN in this Offering a number of shares of the Company’s Class A common stock and warrants to purchase a number of shares of the Company’s Class A common stock in the form of Appendix A attached hereto and incorporated herein, and as set forth on the signature page hereof, subject to the provisions described herein (together, the “Shares” or the “Securities”)) on the terms and conditions hereinafter set forth; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

1. Issuance, Sale and Delivery of the Shares.

(a) Subject to the terms and conditions set forth herein on the Closing Date (as defined below) ALTN shall issue, sell and deliver to Subscriber, and Subscriber shall purchase from ALTN, the Shares, with a Purchase Price as listed on the Signature Page hereto.

2. Closing Date. The “Closing Date” shall be on or before March 20, 2020, unless extended at the option of the Company. The consummation of the transactions contemplated herein shall take place at the offices of the Company, upon the satisfaction or waiver of all conditions to closing set forth in this Agreement. Subject to payment by Subscriber of the Purchase Price by wire transfer to the Company’s designated bank account, the satisfaction or waiver of the terms and conditions of this Agreement and the full execution and delivery of the Agreement, Shares to the applicable parties thereto, on the Closing Date, Subscriber shall purchase and the Company shall sell to Subscriber the Shares (the “Closing”). Any funds paid by the Subscriber (and received by the Company) prior to the Closing Date are the property of the Subscriber until the Closing; if the Closing does not occur for any reason, the funds will be returned immediately to the Subscriber.

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3. Representations and Warranties of ALTN. ALTN represents and warrants to Subscriber as follows:

(a) Organization ALTN is a Corporation duly formed, validly existing and in good standing under the laws of the State of Nevada. ALTN has, or on or prior the Closing Date will or has, the authority to own and hold its properties, to carry on its business as currently conducted, to execute, deliver and perform this Agreement and to issue and deliver the Shares.

(b) Authorization of Agreements, Etc. This Agreement has, or on or prior to the Closing Date will have, been duly executed and delivered by ALTN and constitutes the valid and binding obligation of ALTN enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors’ rights generally or by general equitable principles, and except insofar as the enforceability of any provision hereof would be restricted or void by reason of public policy.

(c) No Conflicts. ALTN’s execution and delivery of this Agreement and ALTN’s consummation of the transactions contemplated hereby will not (i) violate, conflict with or result in an event of default under any material agreement or contract to which ALTN is a party or by which it is bound, (ii) violate any applicable law, ordinance, rule or regulation of any governmental body having jurisdiction over ALTN or its business or any order, judgment or decree applicable to ALTN, or (iii) violate any provision of its certificate of incorporation or by-laws, each as may be in effect as of the Closing Date.

4. Representations and Warranties of the Subscriber.

Subscriber represents and warrants to ALTN with respect to itself as follows:

(a) Organization, Power and Authority. Subscriber, if not a natural person, is duly incorporated or organized, validly existing and in good standing in its jurisdiction. Subscriber has full power and authority to enter into, deliver and perform this Agreement and has taken all action required to authorize the execution and delivery hereof and to consummate the transactions contemplated hereby, including the purchase of the Shares, and, if Subscriber is not a natural person, the person signing this Agreement on behalf of Subscriber has been duly authorized to act on behalf of and to bind such party.

(b) Authorization of Agreements, Etc. This Agreement has been duly executed and delivered by the Subscriber and constitutes the valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors’ rights generally or by general equitable principles, and except insofar as the enforceability of any provision hereof would be restricted or void by reason of public policy.

(c) No Conflicts. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate, conflict with or result in an event of default under any material agreement or contract to which the Subscriber is a party or by the Subscriber is bound, (ii) violate any applicable law, ordinance, rule or regulation of any governmental body having jurisdiction over such party or its business or any order, judgment or decree applicable to the Subscriber, (iii) require the Subscriber to obtain the consent of any governmental agency or entity or any other third party, other than such consents as have already been obtained, or (iv) if not a natural person, violate any provision of the Subscriber’s certificate of in Limited Liability Company, certificate of limited partnership, certificate of formation or other formation or organizational instrument or document, as applicable, and by-laws, partnership agreement or operating agreement, as applicable.

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(d) Investment Representations. Subscriber represents and warrants to ALTN that (i) it has completed the “Accredited Investor Certification” attached to this Agreement, (ii) it is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (iii) it is acquiring the Shares for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. Subscriber further represents that Subscriber has knowledge and experience in business and financial matters and prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange and that Subscriber understands that (i) the Shares and the underlying common shares have not been registered under the Securities Act, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or pursuant to Regulation D promulgated there under, (ii) the Shares and underlying common shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the underlying common shares will bear a legend to such effect, and (iv) ALTN will make a notation on its transfer books to such effect. Subscriber has delivered the completed “Accredited Investor Certification” to ALTN along with any subscription made hereunder.

(e) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Prior to the execution of this Agreement, the Subscriber and any affiliates of Subscriber have not participated in any hedging transactions involving the Common Stock and have not sold short any of the Common Stock. The Subscriber does not have a present arrangement or intention to effect any distribution of any of the Securities to or through any person or entity for purposes of selling, offering, distributing or otherwise disposing of any of the Securities.

(f) Securities Legend. The Shares shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

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(g) Access to Information. The Subscriber represents that the Subscriber has been furnished by ALTN during the course of this transaction with all information regarding ALTN which the Subscriber has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers of ALTN concerning the terms and conditions of the Offering and has received any additional information which the Subscriber has requested. The Subscriber has been furnished with or has had access to (i) the Securities and Exchange Commission’s website and all of the Company’s SEC filings, (ii) the OTC Markets Group website and all of the Company’s filings under the OTC Markets Alternative Reporting Standard through the OTC Markets Group News & Disclosure Service (collectively, the “Reports”). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters (such information is collectively, the “Other Written Information”), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities. The Subscriber has relied solely upon the information provided by ALTN in this Agreement in making the decision to invest in the Shares. The Subscriber disclaims reliance on any other statements made or information provided by any person or entity in the course of the Subscriber’s consideration of the purchase of the Shares.

(h) Risk. SUBSCRIBER UNDERSTANDS THAT THIS INVESTMENT IN THIS COMPANY IS ILLIQUID AND INVOLVES A HIGH DEGREE OF SPECULATIVE RISK. The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that, among other things, (i) ALTN is an early stage business with a limited operating history and may require funding in addition to the proceeds of the Offering, which may be done through additional equity issuances which may cause additional dilution, (ii) an investment in ALTN is highly speculative, and only an investor who can afford the loss of the Subscriber’s entire investment should consider investing in ALTN and the Shares, (iii) the Subscriber may not be able to liquidate the Subscriber’s investment, and (iv) in the event of a disposition, the Subscriber could sustain the loss of the entire investment.

(i) No Commissions or NASD Affiliation. Subscriber has not paid or received any commission or other remuneration in connection with the Offering. The Subscriber is not associated with a member firm of the National Association of Securities Dealers, Inc.

(j) Finder’s Fee/Commissions. The Subscriber represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction or the purchase of the Common Stock. The Subscriber agrees to indemnify and to hold harmless ALTN from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such Subscriber is responsible.

(k) Address. The Subscriber represents that the address of the Subscriber furnished on the signature page hereof is (i) the Subscriber’s principal business address if the Subscriber is not a natural person or (ii) the Subscriber’s principal residence if the Subscriber is a natural person.

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(l) Foreign Subscribers. If the Subscriber is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Subscriber’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

(m) Indemnification. The Subscriber agrees to indemnify and hold harmless ALTN, Inc. and its agents, representatives and employees from and against all liability, damage, loss, cost, fee and expense (including reasonable attorneys’ fees) which they may incur by reason of failure of the Subscriber to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any inaccuracy or omission in the information furnished by the Subscriber herein or any breach of the representations and warranties made by the Subscriber herein or in connection with this Subscription Agreement, or in any document provided by the Subscriber to the Company.

(n) General Solicitation. The Subscriber is not purchasing the Common Stock as a result of any advertisement, article, notice or other communication regarding the Common Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5. Miscellaneous.

(a) Expenses, Etc. Each party hereto will pay its own expenses in connection with the transactions contemplated by this Agreement, whether or not such transactions shall be consummated

(b) Survival of Agreements. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Shares pursuant hereto.

(c) Parties in Interest. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not, except for transferees in a Public Sale. For the purposes of this Agreement, “Public Sale” means any sale of securities to the public pursuant to an offering registered under the Securities Act or to the public pursuant to the provisions of Rule 144 (or any successor or similar rule) adopted under the Securities Act.

(d) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given, delivered and received upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next day or next business day delivery, with written verification of receipt. All communications shall be sent to, if to the Subscriber, such Subscriber’s address as set forth on the signature page hereto, or, if to ALTN, to the principal office of ALTN and to the attention of Mr. Vincent Browne, or to such facsimile number or address as subsequently modified by written notice given in accordance with this Section 5(d), with an email copy to Mr Browne at vb@alternusenergy.com

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(e) Entire Agreement; Modifications. This Agreement, together with the Stockholders Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by ALTN and Subscriber.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g) Governing Law. This Agreement, the performance of this Agreement and any and all matters arising directly or indirectly herefrom or therefrom, including the legal relations among the parties, shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without regard to its conflict of laws rules. The parties hereto hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the State of Nevada, and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Nevada courts for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) waive any objection to the laying of venue of any such action or proceeding in a Nevada court, and (iv) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Nevada court has been brought in an improper or inconvenient forum.

(h) If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

(i) The undersigned agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth herein, and that this Subscription Agreement shall survive the death or disability of the undersigned.

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THE SECURITIES BEING SOLD HEREUNDER HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBER SHOULD BE AWARE THAT IT WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SUBSCRIBER SHOULD CONSULT ITS OWN LEGAL COUNSEL, ACCOUNTANT AND BUSINESS AND FINANCIAL ADVISERS AS TO ALL LEGAL, TAX AND RELATED MATTERS CONCERNING ANY INVESTMENT IN ALTN.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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[SUBSCRIBER SIGNATURE PAGE

TO ALTERNUS ENERGY INC. PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Subscriber: _Ultramar Energy Ltd.______________________________________________

Signature of Authorized Signatory of Subscriber: ___/s/ Salvador Rivero Cortina_________________________

Name of Authorized Signatory: __Salvador Rivero Cortina_____________________________________________

Title of Authorized Signatory: ___Director__________________________________________________

Email Address of Authorized Signatory: ____s.rivero@ultramarenergy.net_________________________________________

Facsimile Number of Authorized Signatory: __________________________________________

State of Residence of Subscriber: _____London, United Kingdom_______________________________________

Address for Notice to Subscriber: _20-22 Wenlock Road, London, England N1 7GU___________________________________

Address for Delivery of Securities to Subscriber (if not same as address for notice):

E. Pavlova

California 2 77-C

Playa de las Americas

Santa Cruz de Tenerife

38650 Spain

Purchase Price for the Class A Common Stock: US $3,000,000

Number of Shares of Class A Common Stock: 30,000,000

Purchase Price for the Warrants: US $0.125

Number of Warrants: 12,000,000

Date: 24.03.2020

SSN or EIN Number: ______________________________

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[SIGNATURE PAGES CONTINUE]

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Acknowledged, Accepted and Agreed to by:

COMPANY:

ALTERNUS ENERGY INC.

By: /s/ Vincent Browne

Name: Vincent Browne

Title: Chief Executive Officer

Date: March 11, 2020

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